UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328

SMA Relationship Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, Illinois 60606-2807

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, Illinois 60606-2807

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 888-793 8637

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

SMA Relationship Trust

Semiannual Report | June 30, 2022

Includes:

• Series M

SMA Relationship Trust—Series M

August 15, 2022

Dear shareholder,

We present you with the semiannual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2022.

Portfolio performance

For the six months ended June 30, 2022, the Fund returned -7.51%, compared to a -8.98% return for its benchmark, the Bloomberg Municipal Bond Index (the "Index"). For comparison purposes, the Bloomberg Municipal Managed Money Intermediate (1-17) Index returned -8.41% over the period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a negative return during the reporting period but outperformed its benchmark on a relative basis. This was due primarily to duration and yield curve positioning, along with our quality biases. For more on the Fund's performance, see "Performance at a glance" on page 5.

Market overview

While the economy continued to expand during the reporting period as a whole, there were signs of potential weakness on the horizon. These included the ongoing challenges from COVID-19 and its variants, elevated and persistent inflation, supply chain bottlenecks, monetary policy tightening, and repercussions from the war in Ukraine. Looking back, fourth quarter 2021 US annualized gross domestic product ("GDP") was 6.9%. The US economy then contracted 1.6% in the first quarter of 2022. This was partially attributed to rising imports and moderating business inventory buildups. Finally, the Commerce Department's initial estimate for second quarter annualized GDP—released after the reporting period ended—was -0.9%.

With US inflation hitting a 40-year high, the Federal Reserve Board (the "Fed") took a number of aggressive actions in an attempt to combat rising prices. The Fed ended its monthly asset purchases in March 2022 and then raised the federal funds rate 0.25% to a range between 0.25% and 0.50% in March 2022, its first rate hike since 2018. The central bank then raised rates 0.50% and 0.75% at its May and June meetings, respectively. The latter rate hike was the largest by the Fed since 1994. The Fed also began shrinking its balance sheet, a process called "quantitative tightening." Finally, on July 27, 2022—after the reporting period ended—the Fed raised rates 0.75%, to a range between 2.25% and 2.50%.

The global fixed income market performed poorly, as many central banks pivoted to tightening monetary policy to battle inflation. In the U.S., short- and long-term U.S. Treasury yields moved sharply higher. For the six months ended June 30, 2022, the yield on the US 10-year Treasury rose from 1.52% to 2.98%. (Bond yields and prices generally move in opposite directions.) The overall US bond market, as measured by the Bloomberg US Aggregate Index,1

SMA Relationship Trust—
Series M

Investment objective:

Total return consisting of capital appreciation and current income exempt from federal income tax

Portfolio managers:

Portfolio Management Team,
including
Kevin McIntyre
UBS Asset Management (Americas) Inc.
Ryan Nugent
UBS Asset Management (Americas) Inc.
Charles Grande
UBS Asset Management (Americas) Inc.

Commencement:

October 8, 2003

Dividend payments:

Monthly

1  The Bloomberg US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

SMA Relationship Trust—Series M

returned -10.35% during the six months ended June 30, 2022. In contrast, the municipal ("muni") bond market, as measured by the Bloomberg Municipal Bond Index, returned -8.98% over the same period.

Portfolio commentary

What worked

•  Having a shorter duration than the benchmark was beneficial as rates moved sharply higher over the reporting period.

•  Yield curve positioning was additive for relative returns overall. In particular, having an underweight allocation to the 22+ year portion of the municipal yield curve contributed to relative returns as it lagged the benchmark. An overweight to the 0-3 year portion of the yield curve was also rewarded. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  The Fund's quality biases were positive for relative returns. In particular, an underweight to lower quality BBB-rated and an overweight to higher quality AAA-rated securities contributed to relative results as higher quality bonds outperformed their lower quality counterparts.

•  An underweight to the housing sector positively impacted relative performance.

What didn't work

•  In terms of yield curve positioning, an overweight to the 5-10 year portion of the curve detracted from relative returns.

•  An underweight in the resource recovery sector was a headwind for relative performance.

•  The Fund did not invest in derivatives during the reporting period.

Outlook

Most states are flush with cash, with many prudently saving the balances for darker times, prepaying debt, or spending the money on social programs which otherwise would be financed with bonds. Overall, in our view, states are much better prepared for an economic slowdown than in prior cycles since they also have resources that trickle down to the local level. In general, rating agency upgrades continue to outpace downgrades, with the healthcare sector likely being the only exception. Even all the federal dollars that have been handed out during the pandemic are not enough to mitigate the impact of sharply rising labor costs which are pressuring margins. The larger multistate systems with significant liquidity have many tools at their disposal to manage operations. Smaller systems with lower acuity levels likely are soon going to face rating pressure. From a credit perspective, there are some opportunities that are still available, but investors must have a clear understanding of where the extra yield is coming from, especially in this market.

We thank you for your continued support and welcome any comments or questions you may have.

SMA Relationship Trust—Series M

Sincerely,

Igor Lasun President SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.	Charles W. Grande Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.

Kevin McIntyre Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.	Ryan Nugent Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2022. The views and opinions in the letter were current as of August 15, 2022. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/am-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/22	6 months	1 year	5 years	10 years
SMA Relationship Trust—Series M	(7.51)%	(7.15)%	1.70%	2.64%
Bloomberg Municipal Bond Index[1]	(8.98)	(8.57)	1.51	2.38
Bloomberg Municipal Managed Money Intermediate (1-17) Index[2]	(8.41)	(8.10)	1.28	2.05

1  The Bloomberg Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Bloomberg Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Bloomberg Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Portfolio statistics and industry diversification—(unaudited)1

Summary of municipal securities by state as a percentage of net assets as of June 30, 2022

Municipal bonds
Alabama	2.6%
Arizona	1.9
California	5.3
Connecticut	1.2
District of Columbia	1.5
Florida	7.5
Georgia	0.8
Illinois	6.4
Kansas	0.7
Kentucky	0.2
Maryland	3.9
Massachusetts	5.3
Michigan	0.5
Mississippi	2.8
Missouri	0.3
Nevada	1.8
New Jersey	7.7
New York	20.2
Ohio	1.6
Oregon	0.8
Pennsylvania	4.8
South Carolina	1.5
Texas	9.8
Utah	0.3
Virginia	3.5
Washington	6.9
Wisconsin	0.4
Total municipal bonds	100.2
Short-term investments	0.4
Total investments	100.6
Liabilities in excess of other assets	(0.6)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2022 (unaudited)

	Face amount	Value
Municipal bonds—100.2%
Alabama—2.6%
Alabama Corrections Institution Finance Authority, Corrections Institution Finance, Revenue Bonds, Series A, 5.000%, due 07/01/38[1]	$3,810,000	$4,146,636
Series A, 5.250%, due 07/01/47[1]	5,000,000	5,441,586
		9,588,222
Arizona—1.9%
Salt River Project Agricultural Improvement & Power District, Arizona Electric System, Refunding, Revenue Bonds 5.000%, due 01/01/30	2,225,000	2,491,489
Series A, 5.000%, due 01/01/23	2,000,000	2,034,462
Series A, 5.000%, due 01/01/45	2,000,000	2,225,082
		6,751,033
California—5.3%
California Municipal Finance Authority, Chevron USA—Recovery Zone, Revenue Bonds, Series C, 0.550%, due 11/01/35[2]	5,000,000	5,000,000
City of Los Angeles, Department of Airports, Refunding, Revenue Bonds, Series A, 5.000%, due 05/15/40	2,005,000	2,208,301
Golden State Tobacco Securitization Corp., Enhanced Asset-Backed, Revenue Bonds, Series A, 5.000%, due 06/01/29[3]	1,400,000	1,441,976
Series A, 5.000%, due 06/01/32[3]	2,200,000	2,380,957
Series A, 5.000%, due 06/01/33[3]	1,200,000	1,298,704
Metropolitan Water District of Southern California, Revenue Bonds, Series A, 5.000%, due 10/01/46	1,245,000	1,376,071
State of California, GO Bonds 5.000%, due 12/01/43	5,000,000	5,603,054
		19,309,063
Connecticut—1.2%
State of Connecticut, GO Bonds, Series D, 5.000%, due 08/15/26	1,165,000	1,286,822
State of Connecticut, Refunding, GO Bonds, Series B, 5.000%, due 05/15/26	2,700,000	2,968,360
		4,255,182
	Face amount	Value
Municipal bonds—(continued)
District of Columbia—1.5%
Washington Metropolitan Area Transit Authority, Revenue Bonds, Series A, 5.000%, due 07/15/45	$5,000,000	$5,484,697
Florida—7.5%
Central Florida Expressway Authority, Refunding, Revenue Bonds 5.000%, due 07/01/28	5,720,000	6,436,405
5.000%, due 07/01/30	2,035,000	2,338,452
Miami-Dade County Transit System, Revenue Bonds, Series A, 5.000%, due 07/01/43	2,000,000	2,216,045
School Board of Miami-Dade County, Refunding, COP, Series B, 5.000%, due 05/01/26	1,900,000	2,025,559
School District of Broward County, COP, Series A, 5.000%, due 07/01/31	4,595,000	5,113,933
School District of Broward County, Refunding, COP, Series A, 5.000%, due 07/01/28	2,250,000	2,445,487
Series B, 5.000%, due 07/01/30	2,000,000	2,140,204
St. Lucie County School Board, Refunding, Revenue Bonds, AGM 5.000%, due 10/01/26	2,500,000	2,706,470
State of Florida, Board of Education Public Education Capital Outlay, Refunding, GO Bonds, Series A, 5.000%, due 06/01/28	1,560,000	1,780,414
		27,202,969
Georgia—0.8%
Catoosa County School District, GO Bonds 5.000%, due 08/01/26	2,645,000	2,927,045
Illinois—6.4%
Illinois State Toll Highway Authority, Refunding, Revenue Bonds 5.000%, due 01/01/29	2,240,000	2,545,718
Series A, 5.000%, due 01/01/30	2,805,000	3,159,699
Series A, 5.000%, due 12/01/32	2,175,000	2,312,682
Illinois State Toll Highway Authority, Revenue Bonds, Series A, 5.000%, due 01/01/46	1,000,000	1,081,159
Metropolitan Water Reclamation District of Greater Chicago, Refunding, GO Bonds, Series C, 5.000%, due 12/01/26	1,300,000	1,432,985

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2022 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Illinois—(concluded)
State of Illinois, GO Bonds, Series A, 5.000%, due 03/01/31	$2,870,000	$3,105,772
Series D, 5.000%, due 11/01/27	5,450,000	5,876,643
State of Illinois, Refunding, GO Bonds, Series C, 4.000%, due 03/01/31	3,500,000	3,532,243
		23,046,901
Kansas—0.7%
Wyandotte County-Kansas City Unified Government Utility System Revenue, Board Public Utilities, Refunding, Revenue Bonds, Series A, 5.000%, due 09/01/27[3]	2,400,000	2,413,646
Kentucky—0.2%
Louisville/Jefferson County Metropolitan Government, Norton Healthcare, Revenue Bonds, Series B-RE, 0.630%, due 10/01/39[2]	695,000	695,000
Maryland—3.9%
County of Baltimore MD, Consolidated Public Improvement, GO Bonds 5.000%, due 03/01/30	5,240,000	6,105,246
County of Prince George's MD, Consolidated Public Improvement, GO Bonds, Series A, 5.000%, due 07/15/27	5,000,000	5,644,448
State of Maryland, GO Bonds, Series A, 5.000%, due 08/01/30	2,000,000	2,298,255
		14,047,949
Massachusetts—5.3%
Commonwealth of Massachusetts, Consolidated Loan, GO Bonds 5.000%, due 07/01/45	2,005,000	2,217,621
Commonwealth of Massachusetts, GO Bonds, Series A, 5.000%, due 01/01/40	2,700,000	2,931,675
Commonwealth of Massachusetts, Refunding, GO Bonds, Series A, 5.000%, due 07/01/30	2,260,000	2,454,800
Series C, 5.500%, due 12/01/22	2,070,000	2,104,292
Series E, 5.000%, due 11/01/27	4,505,000	5,095,360
Massachusetts Bay Transportation Authority Sales Tax Revenue, BANs Subordinate Sustainability, Revenue Bonds 4.000%, due 05/01/25	1,875,000	1,966,466
	Face amount	Value
Municipal bonds—(continued)
Massachusetts—(concluded)
Massachusetts Water Resources Authority, Revenue Bonds, Series B, 5.000%, due 08/01/44	$2,000,000	$2,231,873
		19,002,087
Michigan—0.5%
Michigan Finance Authority, Hospital Trinity Health Credit Group, Refunding, Revenue Bonds, Series A, 5.000%, due 12/01/25	1,615,000	1,758,973
Mississippi—2.8%
Mississippi Business Finance Corp., Chevron USA, Inc., Revenue Bonds, Series K, 0.630%, due 11/01/35[2]	10,000,000	10,000,000
Missouri—0.3%
Health & Educational Facilities Authority of the State of Missouri, St. Louis University, Revenue Bonds, Series B-2, 0.610%, due 10/01/35[2]	1,240,000	1,240,000
Nevada—1.8%
Las Vegas Valley Water District, Refunding, GO Bonds, Series D, 5.000%, due 06/01/27	5,670,000	6,359,415
New Jersey—7.7%
New Jersey Transportation Trust Fund Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 06/15/30	2,000,000	2,189,028
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series BB, 5.000%, due 06/15/33	2,450,000	2,643,742
New Jersey Turnpike Authority, Refunding, Revenue Bonds, Series G, 5.000%, due 01/01/35	2,095,000	2,278,669
New Jersey Turnpike Authority, Revenue Bonds, Series A, 5.000%, due 01/01/30	3,500,000	3,670,716
State of New Jersey, COVID-19 GO Emergency Bonds, GO Bonds, Series A, 5.000%, due 06/01/28	6,500,000	7,236,622
Series A, 5.000%, due 06/01/29	8,655,000	9,727,240
		27,746,017

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2022 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
New York—20.2%
City of New York, GO Bonds, Series A, 5.000%, due 08/01/43	$4,320,000	$4,666,029
Series B-1, 5.000%, due 10/01/36	1,950,000	2,152,347
Series D, 5.000%, due 12/01/40	3,000,000	3,224,228
Subseries D-1, 5.500%, due 05/01/46	6,000,000	6,852,939
Subseries F-1, 5.000%, due 04/01/40	1,940,000	2,071,390
Metropolitan Transportation Authority, Revenue Bonds, Series D-1, 5.000%, due 09/01/22	3,445,000	3,463,512
Series F, 5.000%, due 11/15/22	4,610,000	4,662,506
New York City Municipal Water Finance Authority, Refunding, Revenue Bonds, Series BB-1, 5.000%, due 06/15/44	5,300,000	5,858,834
New York City Municipal Water Finance Authority, Second General Resolution, Refunding, Revenue Bonds 5.000%, due 06/15/36	2,760,000	2,886,282
Series EE, 5.000%, due 06/15/40	3,000,000	3,238,383
Series FF, 5.000%, due 06/15/39	2,195,000	2,388,905
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding, Revenue Bonds, Series A-1, 5.000%, due 11/01/25	4,000,000	4,349,361
New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds, Series 21-A, 5.000%, due 11/01/22	1,295,000	1,310,516
Series A-2, 5.000%, due 08/01/38	3,000,000	3,227,539
Series A-2, 5.000%, due 08/01/39	1,445,000	1,551,264
New York State Dormitory Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 03/15/40	2,500,000	2,707,232
Series A, 5.000%, due 03/15/44	6,000,000	6,571,043
New York State Dormitory Authority, Revenue Bonds, Series A, 5.000%, due 03/15/43	3,500,000	3,751,596
New York State Thruway Authority, Revenue Bonds, Series N-1, 5.000%, due 01/01/39	1,000,000	1,090,609
	Face amount	Value
Municipal bonds—(continued)
New York—(concluded)
New York State Urban Development Corp., Refunding, Revenue Bonds, Series A, 5.000%, due 03/15/41	$3,420,000	$3,701,717
Triborough Bridge & Tunnel Authority, Metropolitan Transportation Authority Payroll Mobility Tax Revenue, Revenue Bonds, Series C, 5.000%, due 05/15/47	3,000,000	3,314,795
		73,041,027
Ohio—1.6%
State of Ohio, Common Schools, Refunding, GO Bonds, Series B, 5.000%, due 09/15/27	5,000,000	5,634,657
Oregon—0.8%
Tri-County Metropolitan Transportation District of Oregon, Revenue Bonds, Series A, 5.000%, due 09/01/43[3]	2,500,000	2,822,349
Pennsylvania—4.8%
Allegheny County Higher Education Building Authority, Carnegie Mellon University, Refunding, Revenue Bonds, Series C, 0.650%, due 12/01/37[2]	800,000	800,000
City of Philadelphia, Refunding, GO Bonds 5.000%, due 08/01/24	2,000,000	2,113,396
Commonwealth of Pennsylvania, Refunding, GO Bonds 5.000%, due 09/15/26	1,225,000	1,355,215
5.000%, due 07/15/27	2,020,000	2,268,100
Series AGM-CR, 5.000%, due 08/15/22	3,135,000	3,148,275
Pennsylvania Turnpike Commission, Refunding, Revenue Bonds 5.000%, due 12/01/23	1,000,000	1,043,036
Subseries B, 5.000%, due 12/01/46	2,000,000	2,138,379
Pennsylvania Turnpike Commission, Revenue Bonds, Series A-1, 5.000%, due 12/01/46	2,000,000	2,060,745
Series A-2, 5.000%, due 12/01/36	2,220,000	2,417,883
		17,345,029
South Carolina—1.5%
Charleston County School District, GO Notes, Series C, 4.000%, due 05/10/23	3,120,000	3,175,833

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2022 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
South Carolina—(concluded)
South Carolina Public Service Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 12/01/24	$2,000,000	$2,108,757
		5,284,590
Texas—9.8%
Alamo Community College District, GO Bonds 5.000%, due 08/15/24	1,440,000	1,527,570
Austin Community College District, GO Bonds 5.000%, due 08/01/30[3]	1,000,000	1,083,711
Board of Regents of the University of Texas System, Refunding, Revenue Bonds, Series B, 5.000%, due 08/15/29[3]	1,000,000	1,004,225
Coppell Independent School District, Refunding, GO Bonds, Series D, 5.000%, due 08/15/22	1,125,000	1,129,751
Dallas and Fort Worth International Airport, Refunding, Revenue Bonds, Series A, 5.000%, due 11/01/29	2,500,000	2,821,710
Dallas Independent School District, GO Bonds, Series A, 5.000%, due 02/15/25	1,000,000	1,074,105
Dallas Independent School District, Refunding, GO Bonds, Series A, 5.000%, due 02/15/27	4,130,000	4,604,108
Garland Independent School District, Refunding, GO Bonds 5.000%, due 02/15/26	2,235,000	2,448,788
Harris County Cultural Education Facilities Finance Corp., Baylor College of Medicine, Refunding, Revenue Bonds 5.000%, due 11/15/37[3]	3,000,000	3,039,188
Harris County Cultural Education Facilities Finance Corp., Methodist Hospital, Refunding, Revenue Bonds, Series B, 0.670%, due 12/01/59[2]	10,000,000	10,000,000
Lamar Consolidated Independent School District, GO Bonds 5.000%, due 02/15/27	1,000,000	1,114,796
Lower Colorado River Authority, LCRA Transmission Services, Refunding, Revenue Bonds 5.000%, due 05/15/31	1,000,000	1,126,021
Lower Neches Valley Authority Industrial Development Corp., Exxon Capital Ventures, Inc., Revenue Bonds 0.630%, due 11/01/38[2]	1,000,000	1,000,000
North Texas Municipal Water District Water System Revenue, Refunding, Revenue Bonds, Series A, 4.000%, due 09/01/30	2,130,000	2,302,661
	Face amount	Value
Municipal bonds—(concluded)
Texas—(concluded)
Texas Water Development Board, Revenue Bonds 5.000%, due 08/01/22	$1,200,000	$1,203,428
		35,480,062
Utah—0.3%
City of Murray UT, IHC Health Services Inc., Revenue Bonds, Series C, 0.630%, due 05/15/37[2]	1,110,000	1,110,000
Virginia—3.5%
County of Fairfax VA, Refunding, GO Bonds, Series A, 5.000%, due 10/01/29	5,000,000	5,815,865
County of Henrico VA Water & Sewer Revenue, Revenue Bonds 4.000%, due 05/01/39[3]	1,000,000	1,036,637
Virginia Public Building Authority, Revenue Bonds, Series A, 5.000%, due 08/01/29	5,000,000	5,772,443
		12,624,945
Washington—6.9%
King County School District No 210 Federal Way, GO Bonds 5.000%, due 12/01/29	2,430,000	2,796,804
5.000%, due 12/01/30	3,135,000	3,664,986
King County School District No. 414 Lake Washington, Refunding, GO Bonds 4.000%, due 12/01/27	4,205,000	4,538,271
State of Washington, GO Bonds, Series A, 5.000%, due 08/01/43	8,070,000	9,005,400
State of Washington, Refunding, GO Bonds, Series R, 4.000%, due 07/01/27	3,310,000	3,562,969
Washington State Health Care Facilities Authority, Providence Health & Services, Revenue Bonds, Series A, 5.000%, due 10/01/25	1,435,000	1,445,574
		25,014,004
Wisconsin—0.4%
State of Wisconsin, Refunding, Revenue Bonds, Series B, 5.000%, due 05/01/31	1,500,000	1,621,025
Total municipal bonds (cost—$380,773,155)		361,805,887

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2022 (unaudited)

	Number of shares	Value
Short-term investments—0.4%
Investment companies—0.4%
State Street Institutional U.S. Government Money Market Fund, 1.430%[4] (cost—$1,373,985)	1,373,985	$1,373,985
Total investments (cost—$382,147,140)—100.6%		363,179,872
Liabilities in excess of other assets—(0.6)%		(2,292,564)
Net assets—100.0%		$360,887,308

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Municipal bonds	$—	$361,805,887	$—	$361,805,887
Short-term investments	—	1,373,985	—	1,373,985
Total	$—	$363,179,872	$—	$363,179,872

At June 30, 2022, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

4  Rates shown reflect yield at June 30, 2022.

Portfolio acronyms

AGM  Assured Guaranty Municipal Corporation

BANs  Bond Anticipation Notes

COP  Certificate of Participation

GO  General Obligation

SMA Relationship Trust

June 30, 2022 (unaudited)

Explanation of expense disclosure

As a shareholder of the Fund, you do not incur costs such as (1) transactional costs (as the Fund does not impose sales charges/loads) or (2) ongoing costs (given that management fees and other ordinary operating expenses of the Fund are paid by the Fund's advisor as explained in its prospectus). (You should note, however, that shares of the Fund are made available through various advisory programs, and program fees are not reflected in this example as they are imposed outside the Fund and vary.) These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 to June 30, 2022.

Actual expenses

The first line in the table below for the fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for the Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds if the other funds impose transactional costs.

	Beginning account value January 1, 2022	Ending account value June 30, 2022	Expenses paid during period* 01/01/22 to 06/30/22
Series M
Actual	$1,000.00	$924.90	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—

*  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period). UBS Asset Management (Americas) Inc., the Fund's advisor, is responsible for paying expenses it incurs in providing advisory services as well as the ordinary operating expenses of the Fund (excluding extraordinary litigation expenses and any acquired fund fees and expenses).

SMA Relationship Trust

Statement of assets and liabilities
June 30, 2022 (unaudited)

Series M
Assets:
Investments in unaffiliated issuers, at value (cost—$382,147,140)	$363,179,872
Receivable for investments sold	5,034,774
Receivable for fund shares sold	158,592
Receivable for interest	3,820,242
Total assets	372,193,480
Liabilities:
Payable for investments purchased	9,544,724
Payable for fund shares redeemed	1,761,448
Total liabilities	11,306,172
Net assets	$360,887,308
Net assets consist of:
Beneficial interest	$380,552,756
Distributable earnings (accumulated losses)	(19,665,448)
Net assets	$360,887,308
Shares outstanding	33,717,365
Net asset value, offering and redemption proceeds per share	$10.70

See accompanying notes to financial statements

SMA Relationship Trust

Statement of operations
For the six months ended June 30, 2022 (unaudited)

Series M
Investment income:
Interest	$2,831,441
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(696,927)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(30,412,968)
Net realized and unrealized gain (loss)	(31,109,895)
Net increase (decrease) in net assets resulting from operations	$(28,278,454)

See accompanying notes to financial statements

SMA Relationship Trust

Statement of changes in net assets

	Series M
	For the six months ended June 30, 2022 (unaudited)	For the year ended December 31, 2021
From operations:
Net investment income (loss)	$2,831,441	$5,107,302
Net realized gain (loss)	(696,927)	2,167,624
Net change in unrealized appreciation (depreciation)	(30,412,968)	(3,929,326)
Net increase (decrease) in net assets resulting from operations	(28,278,454)	3,345,600
Total distributions	(2,832,694)	(7,657,386)
From beneficial interest transactions:
Proceeds from shares sold	100,832,899	162,027,450
Cost of shares redeemed	(86,251,162)	(32,516,578)
Net increase (decrease) in net assets resulting from beneficial interest transactions	14,581,737	129,510,872
Increase (decrease) in net assets	(16,529,411)	125,199,086
Net assets:
Beginning of period	377,416,719	252,217,633
End of period	$360,887,308	$377,416,719

See accompanying notes to financial statements

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2022	Years ended December 31,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.66	$11.81	$11.57	$11.07	$11.22	$11.01
Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	0.18	0.26	0.28	0.27	0.28
Net realized and unrealized gain (loss)	(0.96)	(0.07)	0.39	0.56	(0.15)	0.21
Total income (loss) from investment operations	(0.87)	0.11	0.65	0.84	0.12	0.49
Dividends/distributions:
From net investment income	(0.09)	(0.18)	(0.26)	(0.28)	(0.27)	(0.28)
From net realized gains	—	(0.08)	(0.15)	(0.06)	—	—
Total dividends and distributions	(0.09)	(0.26)	(0.41)	(0.34)	(0.27)	(0.28)
Net asset value, end of period	$10.70	$11.66	$11.81	$11.57	$11.07	$11.22
Total investment return[2]	(7.51)%	0.96%	5.71%	7.66%	1.12%	4.52%
Ratios to average net assets:
Net investment income	1.58%[3]	1.55%	2.22%	2.47%	2.48%	2.52%
Supplemental data:
Net assets, end of period (000's)	$360,887	$377,417	$252,218	$253,468	$237,215	$231,240
Portfolio turnover[4]	18%	18%	29%	39%	24%	40%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Effective with the period ended December 31, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

See accompanying notes to financial statements

SMA Relationship Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

SMA Relationship Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, (the "1940 Act"), currently offering one series.

The Trust has one series available for investment, Series M (the "Fund"). The Fund is classified as a non-diversified investment company for purposes of the 1940 Act. The investment objective of the Fund is to seek total return consisting of capital appreciation and current income exempt from federal income tax. The Fund pursues its investment objective by investing primarily in municipal bonds.

UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, there have been no prior claims or losses pursuant to these contracts, and the Fund expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In January 2021, the FASB issued Accounting Standards ("FASB") Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update become effective no later than December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the specific identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

SMA Relationship Trust

Notes to financial statements (unaudited)

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk: The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the Fund's investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

SMA Relationship Trust

Notes to financial statements (unaudited)

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair value determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

Investments

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's portfolio footnotes.

SMA Relationship Trust

Notes to financial statements (unaudited)

Investment advisory and administration fees and other transactions with affiliates

The Fund's Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS AM under which UBS AM serves as investment advisor and administrator of the Fund. Pursuant to the Advisory Contract, the Fund will not pay a fee to UBS AM for investment advisory services provided by UBS AM.

UBS AM (not the Fund) pays all ordinary operating expenses, interest expense, and commitment fees (i.e., bank line of credit facility fees), excluding extraordinary litigation expenses and any acquired fund fees and expenses, incurred by the Fund. The Fund is part of a wrap fee program or other program advised or sub-advised by UBS AM or its affiliates, clients of which often pay a single aggregate fee for all costs and expenses of the program.

The Fund may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended June 30, 2022, if any, have been included near the end of the Fund's Portfolio of investments.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Fund, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At June 30, 2022, the Fund did not have any securities on loan.

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on prevailing rates in effect at the time of borrowing. The Advisor has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized by the Fund. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

SMA Relationship Trust

Notes to financial statements (unaudited)

For the period ended June 30, 2022, the Fund had borrowings as follows:

Average daily amount of borrowing outstanding	Days outstanding	Interest expense*	Weighted average annualized interest rate
$1,802,940	6	$522	1.748%

* Interest expense is the responsibility of the Advisor.

Purchases and sales of securities

For the period ended June 30, 2022, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales
Series M*	$81,839,655	$56,004,334

* The calculation of the purchases and sales proceeds excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

During the period ended June 30, 2022, the Fund engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the board.

Shares of beneficial interest

There is an unlimited number of shares of no par value beneficial interest authorized. Transactions in shares of beneficial interest for the Fund were as follows:

	Period Ended June 30, 2022
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series M	9,200,579	(7,860,374)	1,340,205
	Year Ended December 31, 2021
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series M	13,799,627	(2,770,186)	11,029,441

Federal tax status

It is the Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

SMA Relationship Trust

Notes to financial statements (unaudited)

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from long term realized capital gains	Total distributions paid
Series M	$5,121,871	$100,709	$2,434,806	$7,657,386

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund's fiscal year ending December 31, 2022.

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives (if any), held at June 30, 2022 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
Series M	$382,147,140	$747,188	$19,714,456	$(18,967,268)

ASC 740-10 "Income Taxes-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded, as of June 30, 2022, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is the Fund's policy to record any significant foreign tax exposures in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2022, the Fund did not incur any interest or penalties.

Each of the tax years in the four year fiscal period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

SMA Relationship Trust

General information (unaudited)

Quarterly portfolio schedule

The Fund filed its complete schedule of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund's Form NPORT reports are available on the SEC's Web site at http://www.sec.gov. Additionally, you may obtain copies of such portfolio holdings schedules for the first and third quarters of each fiscal year from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended December 31 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, SMA Relationship Trust (the "Trust") has adopted a liquidity risk management program (the "program") with respect to its series (the "Fund"). UBS Asset Management (Americas) Inc. ("UBS AM") has been designated by the Trust's Board to administer the program, and UBS AM has delegated the responsibility to carry out certain functions described in the program to an internal group which is comprised of representatives of various investment and non-investment areas of the firm. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining shareholders' interests in the Fund. The program is intended to provide a framework for the assessment, management and periodic review of the Fund's liquidity risks, taking into consideration, as applicable, the Fund's investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. The provisions of the program shall be administered for the Fund in a manner that is appropriately tailored to reflect the Fund's particular liquidity risks. UBS AM's process of determining the degree of liquidity of the Fund's investments is supported by a third-party liquidity assessment vendor. In June 2022, UBS AM provided the Board with a report addressing the operation of the program and assessing its adequacy and effectiveness of implementation (the "report"). The report covered the period from May 2, 2021 through May 1, 2022.

UBS AM's report concluded that the program was reasonably designed to assess and manage the Fund's liquidity risk, including during periods of market volatility and net redemptions. UBS AM reported that the program, including the Fund's highly liquid investment minimum ("HLIM"), operated adequately and that the implementation of the program, including the HLIM, was effective to manage the Fund's liquidity risk.

There can be no assurance that the program will achieve its objectives in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

SMA Relationship Trust

Board approval of investment advisory agreement (unaudited)

At the meeting of the Board of Trustees (the "Board") of SMA Relationship Trust (the "Trust"), held on June 16 and 17, 2022 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) of the Trust or UBS Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreement (the "Advisory Agreement") between the Trust and the Advisor for Series M, a series of the Trust (the "Fund"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreement. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on June 10, 2022 and June 16, 2022, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc. ("Broadridge Reports"), an independent statistical compilation company, providing comparative expense and performance information for the Fund. The Independent Trustees also reviewed information provided in response to their request for additional information from the Advisor in connection with the Advisory Agreement. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for the Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for its clients, and noted that the Advisor had extensive global research capabilities. The Board observed that the Advisor has been able to effectively manage, operate and oversee the Fund through the COVID-19 pandemic period and considered how the cybersecurity and business continuity plans of the Advisor and its key service providers have operated in the increased remote working environment.

The Board also evaluated the Advisor's portfolio management process for the Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Fund's investment performance and investment strategies, including the derivative strategies permitted to be utilized by the Fund. The Board also noted and discussed the services that the Advisor and its affiliates provide to the Fund under other agreements with the Trust, including administration services provided by the Advisor and underwriting services provided by UBS Asset Management (US) Inc.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to portfolio valuations, among other matters. The Board noted management's continuing endeavors and expenditures to address areas of heightened concern in the mutual fund industry and comply with new regulations applicable to the Fund. After analyzing the services provided

SMA Relationship Trust

Board approval of investment advisory agreement (unaudited)

by the Advisor to the Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to the Fund were consistent with the operational requirements of the Fund, and met the needs of the Fund's shareholders.

Performance. In evaluating the performance of the Fund, the Board analyzed the Broadridge Reports, which compared the performance of the Fund with other funds in its peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Fund's performance during the past year. In reviewing the Broadridge Reports, the Board noted that Series M had appeared in the second performance quintile and had annualized total return above the median of its peer universe for the one-year performance period ended February 28, 2022.

The Board determined, after analyzing the performance data, that the performance of the Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of the Fund, the expectations of the shareholder base and the current market environment.

Costs and Expenses. The Board noted that the Fund does not pay advisory fees to the Advisor under the Advisory Agreement and that the Advisor assumes all the ordinary operating expenses for the Fund.

Profitability. In considering the profitability of the Fund to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Fund. The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Fund, including the investment by wrap fee clients in the Fund as a means to deliver certain investment styles. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to the Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to the Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for the Fund was in the interests of the Fund and its shareholders.

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Trustees

Adela Cepeda
Chairperson

Abbie J. Smith

Muhammad Gigani

Investment Advisor and
Administrator

UBS Asset Management (Americas) Inc.
787 Seventh Avenue
New York, New York 10019

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or represen- tation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©2022 UBS Asset Management (Americas) Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019-6028

S331

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith A. Weller, the Secretary of SMA Relationship Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	September 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SMA Relationship Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	September 8, 2022

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	September 8, 2022